UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 15, 2007
El Paso Pipeline Partners, L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-33825	26-0789784
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

El Paso Building 1001 Louisiana Street Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (713) 420-2600
NOT APPLICABLE
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 7.01. Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Underwriting Agreement
Press Release

Item 1.01 Entry into a Material Definitive Agreement.
     El Paso Pipeline Partners, L.P. (the “Partnership”) entered into an underwriting agreement on November 15, 2007 (the “Underwriting Agreement”) with El Paso Pipeline Partners GP Company, L.L.C. (the “General Partner”), El Paso Pipeline LP Holdings, L.L.C. (“Holdings”), El Paso Pipeline Partners Operating Company, L.L.C. (the “Operating GP”), El Paso Corporation (“El Paso” and, together with the Partnership, the General Partner, Holdings and the Operating GP, the “El Paso Parties”) and Lehman Brothers Inc., Citigroup Global Markets Inc., Goldman, Sachs & Co., UBS Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, Wachovia Capital Markets, LLC, Credit Suisse Securities (USA) LLC, Raymond James & Associates, Inc., RBC Capital Markets Corporation and Tudor, Pickering & Co. Securities, Inc. (collectively, the “Underwriters”) providing for the offer and sale in a firm commitment underwritten offering of 25,000,0000 common units representing limited partner interests in the Partnership sold by the Partnership at a price to the public of $20.00 per common unit ($18.80 per common unit, net of underwriting discounts). Pursuant to the Underwriting Agreement, the Partnership granted the Underwriters a 30-day option to purchase up to an additional 3,750,000 common units on the same terms to cover over-allotments, if any.
     In the Underwriting Agreement, the El Paso Parties have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended, or to contribute to payments the Underwriters may be required to make because of any of those liabilities. The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to such Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Form 8-K and is incorporated herein by reference.
Item 7.01. Regulation FD Disclosure.
           On November 15, 2007, the Partnership announced that it had priced its initial public offering of 25,000,000 Units. A copy of the press release is furnished as Exhibit 99.01 hereto and is incorporated herein by reference.
           In accordance with General Instruction B.2 of Form 8-K, the press release shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information and exhibit be deemed incorporated by reference into any filing under the Securities Act or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits.

Exhibit Number	Description
Exhibit 1.1
Underwriting Agreement, dated November 15, 2007, among El Paso Pipeline Partners, L.P., El Paso Pipeline GP Company, L.L.C., El Paso Pipeline LP Holdings, L.L.C., El Paso Pipeline Partners Operating Company, L.L.C., El Paso Corporation and Lehman Brothers Inc., Citigroup Global Markets Inc., Goldman, Sachs & Co., UBS Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, Wachovia Capital Markets, LLC, Credit Suisse Securities (USA) LLC, Raymond James & Associates, Inc., RBC Capital Markets Corporation and Tudor, Pickering & Co. Securities, Inc.

Exhibit 99.01	El Paso Pipeline Partners, L.P. Press Release dated November 15, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EL PASO PIPELINE PARTNERS, L.P.

By:	El Paso Pipeline GP Company, L.L.C., its General Partner

Date: November 16, 2007	By: Name: Title:	/s/ Robert W. Baker Robert W. Baker Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 1.1
Underwriting Agreement, dated November 15, 2007, among El Paso Pipeline Partners, L.P., El Paso Pipeline GP Company, L.L.C., El Paso Pipeline LP Holdings, L.L.C., El Paso Pipeline Partners Operating Company, L.L.C., El Paso Corporation and Lehman Brothers Inc., Citigroup Global Markets Inc., Goldman, Sachs & Co., UBS Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, Wachovia Capital Markets, LLC, Credit Suisse Securities (USA) LLC, Raymond James & Associates, Inc., RBC Capital Markets Corporation and Tudor, Pickering & Co. Securities, Inc.

Exhibit 99.01	El Paso Pipeline Partners, L.P. Press Release dated November 15, 2007.